SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                        PRINCETON NATIONAL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                [LOGO] PRINCETON
                                NATIONAL BANCORP, INC.



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 11, 2000

To the Shareholders of
PRINCETON NATIONAL BANCORP, INC.

The Annual Meeting of Shareholders of Princeton National Bancorp, Inc., a Delaware corporation, will be held at The Galleria, 1659 North Main Street, Princeton, Illinois, on Tuesday, April 11, 2000 at 10:00 a.m., for the following purposes:

         (1)      To elect three directors for a term of three years; and

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on February 25, 2000 will be entitled to notice of and to vote at the meeting.

The Company's Annual Report to Shareholders for the year ended December 31, 1999 is enclosed.

IMPORTANT! TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.



                                       Lou Ann Birkey
                                       Assistant Vice President
                                       and Corporate Secretary
Princeton, Illinois
March 6, 2000

                                [LOGO] PRINCETON
                                NATIONAL BANCORP, INC.



                                 PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of Princeton National Bancorp, Inc. (the "Company") (Nasdaq: PNBC), from holders of the Company's outstanding shares of common stock, par value $5.00 per share (the "Common Stock"), for use at the 2000 Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 11, 2000 at The Galleria, 1659 North Main Street, Princeton, Illinois, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting and in this Proxy Statement. The Company will bear the costs of soliciting proxies from its shareholders. In addition to soliciting proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone or in person. This Proxy Statement and form of proxy are first being mailed to the Company's shareholders on or about March 6, 2000.

VOTING AT THE ANNUAL MEETING

The close of business on February 25, 2000 has been fixed as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on that date, 3,667,729 shares of Common Stock were outstanding and are entitled to vote at the Annual Meeting.

Each proxy that is properly signed and received prior to the Annual Meeting will, unless such proxy has been revoked, be voted in accordance with the instructions on such proxy. If no instructions are indicated, proxies will be voted "for" the election of all nominees named in the proxy and in the discretion of the persons named in the proxy on such other matters as may properly come before the Annual Meeting. Any shareholder has the right to revoke a proxy at any time prior to its exercise at the Annual Meeting. A proxy may be revoked by properly executing and submitting to the Company a later-dated proxy or by mailing written notice of revocation to Princeton National Bancorp, Inc., 606 South Main Street, Princeton, Illinois 61356, Attention: Lou Ann Birkey, Assistant Vice President and Corporate Secretary. A shareholder may also revoke a proxy by appearing at the Annual Meeting and voting in person. Proxies are valid only for the meeting specified therein, or any adjournments of such meeting.

A quorum of shareholders is necessary to take action at the Annual Meeting. A majority of the outstanding Common Stock, represented in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the judges of election appointed for the meeting. The judges will determine whether a quorum is present and will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Under certain circumstances, a broker or other nominee may have discretionary authority to vote shares of Common Stock, if instructions have not been received from the beneficial owner or other person entitled to vote. If a broker or other nominee indicates on the proxy that it does not have instructions or discretionary authority to vote certain shares of Common Stock on a particular matter, those shares will not be considered as present for purposes of determining whether a quorum is present or whether a matter has been approved.

The three nominees for director who receive the greatest number of votes cast in person or by proxy at the Annual Meeting shall be elected directors of the Company.

Shares of Common Stock of the Company will be voted as specified. If no specification is made, shares will be voted FOR the nominees for directors named below and IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES as to any other matters which may properly come before the meeting.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

The Company's Board of Directors is currently composed of ten directors who are divided into three classes. One class is elected each year for a three-year term. At the Annual Meeting, Messrs. Ernat, Sorcic, and Longman will be nominated to serve in Class II until the Annual Meeting of Shareholders to be held in 2003 and until their successors have been duly elected and qualified.

All of the nominees are currently serving as directors of the Company. Each of the nominees has agreed to serve as a director if elected, and the Company has no reason to believe that any nominee will be unable to serve. In the event of the refusal or inability of any nominee for director of the Company to serve as director, the persons named in the accompanying form of proxy shall vote such proxies for such other person or persons as may be nominated as directors by the Board of Directors of the Company, unless the number of directors shall have been reduced by the Board.

The principal occupation of each person nominated for election as a director, and each director continuing in office, his age, the year in which he first became a director and the number of shares of Common Stock that such person beneficially owned as of February 25, 2000 are listed below. Except as set forth below, the nature of each director's beneficial ownership is sole voting and investment power. All of the nominees and directors continuing in office, other than Messrs. Ervin Pietsch and John Ernat, also served on the Board of Directors of the Company's wholly-owned subsidiary, Citizens First National Bank ("Citizens Bank") during 1999.

The Board of Directors unanimously recommends that shareholders vote "FOR" the election of the three nominees listed below.

                                  PRINCIPAL OCCUPATION                                  AMOUNT OF SHARES        PERCENT
                                   DURING PAST 5 YEARS        AGE      DIRECTOR          OF COMMON STOCK           OF
                                   -------------------                  SINCE          BENEFICIALLY OWNED        COMMON
                                                                                          AND NATURE OF          STOCK
                                                                                      BENEFICIAL OWNERSHIP
CLASS II NOMINEES FOR THREE-YEAR TERMS

John R. Ernat                  Farmer                         51          1994               7,226(1)              *


Tony J. Sorcic                 President and Chief            46          1986              18,787(2)              *
                               Executive Officer of the
                               Company

Thomas M. Longman              President of DBP, Inc., a      48          1991               9,454(3)              *
                               supplier of business
                               forms and office
                               products


CLASS III CONTINUING DIRECTORS - TERMS EXPIRE IN 2001

Dr. Harold C. Hutchinson, Jr.  Retired dentist                67          1989              12,428(4)              *


Thomas R. Lasier               Retired in 1993 as             64          1983              24,375(5)              *
                               President and General
                               Manager of LCN Closers,
                               a division of Ingersoll-
                               Rand that manufactures
                               hardware

Stephen W. Samet               President and General          55          1986               9,369(6)              *
                               Manager of WZOE, Inc.,
                               a commercial radio
                               broadcasting company

CLASS I CONTINUING DIRECTORS - TERMS EXPIRE IN 2002

Craig O. Wesner                Manager of Bureau              59          1997               8,088                 *
                               Service Company, a
                               farm supply cooperative

Don S. Browning                President of Browning          59          1983              13,074                 *
                               Ford, Inc., a Ford new
                               car and truck dealer, and
                               President of Browning
                               Chrysler, Inc., a Chrysler
                               new car and truck dealer

Donald E. Grubb                Farmer                         59          1991               9,260(7)              *

Ervin I. Pietsch               Vice President,                59          1994               5,923                 *
                               Corporate Quality, Ideal
                               Electrical Products

* Less than 1%

All directors and executive officers of the Company, as a group, beneficially own 138,161 shares of Common Stock, or 3.77% of the outstanding Common Stock.

(1) Includes 300 shares held by his wife.

(2) Includes 2,396 shares held by his wife and 1,000 held by, or in custody for, his sons.

(3) Includes 1,550 shares held by his wife.

(4) Includes 11,078 shares held in trust for which Dr. Hutchinson is the trustee and beneficiary.

(5) Includes 675 shares held in trust for which Mr. Lasier is the trustee and beneficiary and 4,375 shares held by his wife.

(6) Includes 364 shares held by his wife and 201 shares held by his son.

(7) Includes 1,237 shares held by his wife.


BOARD OF DIRECTOR MEETINGS AND COMMITTEES

The Board of Directors held four meetings during 1999. The Board of Directors has an Executive Committee and an Audit Committee and the Board as a whole operates as a committee to nominate directors. Each director of the

Company attended at least 75% of the meetings of the Board of Directors and the Committees on which he served.

The Executive Committee is authorized, to the extent permitted by law, to act on behalf of the Board of Directors of the Company in the interim between meetings of the Board. Directors Thomas R. Lasier, Don S. Browning, Tony J. Sorcic and Stephen W. Samet are members of the Executive Committee. The Committee did not meet during 1999.

The Audit Committee has the responsibility for reviewing the scope of internal and external audit procedures, reviewing the results of internal and external audits conducted with respect to the Company and Citizens Bank, and periodically reporting on such results to the Board of Directors. Directors Don S. Browning, Stephen W. Samet and Craig O. Wesner are members of the Audit Committee. The Committee met four times during 1999.

The Board of Directors of Citizens Bank held 24 meetings during 1999. The Board of Directors of Citizens Bank has Auditing & Accounting, Trust Auditing & Accounting, Loan, Trust & Farm Management, Marketing & Sales Management, CRA & Compliance, Personnel Policy & Salary, Executive, and Asset/Liability Management Committees. The Committees collectively held a total of 47 meetings during 1999. Each director of Citizens Bank attended at least 75% of the meetings of the Citizens Bank Board of Directors and the Committees on which he served.

COMPENSATION OF DIRECTORS

Each director of the Company who is not also an employee of the Company or an employee or director of Citizens Bank received a $250 fee for each Board meeting attended. Each director of the Company who is also a director of Citizens Bank and who is not an employee of the Company or Citizens Bank received a $100 fee for each Board meeting of the Company attended in 1999. Each director of the Company, other than Messrs. Pietsch and Ernat, is also a director of Citizens Bank. In addition, in 1999, each non-employee director of the Company was awarded a grant of 700 stock options under the Princeton National Bancorp, Inc. Stock Option Plan. The options vest over three years at a rate of 1/3 per year, have an exercise price of $11.19, and expire on December 27, 2009.

During 1999, each director of Citizens Bank who is not also an employee was paid a retainer ($11,000 per annum) plus a fee for each Board and committee meeting attended. Each director of Citizens Bank who is not also an employee, other than the Chairman of the Board, received a $50 fee for each Citizens Bank Board meeting and committee meeting attended in 1999. The Chairman of the Board of Citizens Bank received a $100 fee for each meeting of the Board attended in 1999. In addition, Citizens Bank paid $2,280 of organization dues on behalf of the Chairman of the Board of Citizens Bank during 1999.


                             EXECUTIVE COMPENSATION

SUMMARY

The following table summarizes compensation for services to the Company and Citizens Bank for the years ended December 31, 1999, 1998, and 1997 paid to or earned by the Chief Executive Officer of the Company and the other executive officer of the Company whose salary and bonus exceeded $100,000 for the year ended December 31, 1999.

                           SUMMARY COMPENSATION TABLE

Name and Principal                  Annual                       Long-Term
Position                 Year    Compensation                   Compensation
-----------------------------------------------------------------------------------------------------
                                                                                       All Other
                                   Salary($)     Bonus($)          Awards          Compensation($)(1)
-----------------------------------------------------------------------------------------------------
                                                            Securities Underlying
                                                                 Options (#)
-----------------------------------------------------------------------------------------------------
Tony J. Sorcic           1999       203,348         0               8,000                11,211
President and Chief      1998       189,859         0               6,000                11,955
Executive Officer        1997       157,258       32,104              0                  12,313
-----------------------------------------------------------------------------------------------------
James B. Miller          1999       113,638         0                800                  8,048
Executive Vice           1998       108,001         0                500                  8,317
President                1997        97,625       20,207              0                   7,622
-----------------------------------------------------------------------------------------------------

(1) The compensation reported represents Company matching contributions to the Company 401(k) Plan and Company contributions to the Profit Sharing Plan.

The following tables present information about stock options granted to executive officers in 1999 and information about options held by such officers as of December 31, 1999.

                                      INDIVIDUAL GRANTS(1)
                  ----------------------------------------------------------
                                   % OF TOTAL
                    NUMBER OF        OPTIONS                       EXERCISE
                     OPTIONS        GRANTED TO       FMV AT          PRICE       EXPIRATION
      NAME         GRANTED (2)      EMPLOYEES      GRANT DATE     (PER SHARE)       DATE
---------------   -------------    -----------    ------------    -----------    ----------
Tony J. Sorcic       8,000             53%           $11.19         $11.19       12/27/2009
James B. Miller        800              5%           $11.19         $11.19       12/27/2009

                                  POTENTIAL REALIZABLE VALUE AT ASSUMED
                                ANNUAL RATES OF STOCK PRICE APPRECIATION
                                      FOR OPTION TERM (10 YEARS)(3)
                  -----------------------------------------------------------------------

                                 5%                                  10%
                  -----------------------------    --------------------------------------
                                      AGGREGATE
                  POTENTIAL PRICE     POTENTIAL    POTENTIAL PRICE         AGGREGATE
                   PER SHARE AT      REALIZABLE     PER SHARE AT     POTENTIAL REALIZABLE
         NAME       EXPIRATION          VALUE        EXPIRATION             VALUE
        ------    --------------     ----------    ---------------   --------------------
Tony J. Sorcic         $18.23           $56,299         $29.02               $142,672
James B. Miller        $18.23           $ 5,630         $29.02               $ 14,267

(1) Options become exercisable over three years at the rate of one-third per year, commencing one year after the date of grant, subject to acceleration in the event of a change in control of the Company.

(2) Options were granted pursuant to a Stock Option Agreement between the Company and Messrs. Sorcic and Miller. For more information, see "Compensation Committee Report".

(3) Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. These amounts reflect certain assumed rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Common Stock and overall market conditions.

OPTION EXERCISES AND FISCAL YEAR-END VALUES FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                VALUE OF UNEXERCISED
                                                NUMBER OF UNEXERCISED               IN-THE-MONEY
                     SHARES         VALUE            OPTIONS AT                      OPTIONS AT
                   ACQUIRED ON    REALIZED           FY-END (#)                      FY-END ($)
       NAME       EXERCISE (#)       ($)      EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE(1)
---------------  --------------   --------   ---------------------------   -----------------------------
Tony J. Sorcic          0             0             2,000/12,000                        0/0
James B. Miller         0             0               167/1,133                         0/0


(1) The closing price of the Common Stock on December 31, 1999 was $11.125.

EMPLOYMENT AGREEMENTS

Mr. Sorcic has an employment agreement with the Company, effective October 1, 1995, which provides for his full-time employment in his present capacity at a base compensation of $183,508 per year, or such increased amount as the Board of Directors of Citizens Bank may determine, plus fringe and health and welfare benefits. His term of employment is continuously extended so as to have a remaining term of one year, unless terminated sooner as a result of good cause or for good reason (each as defined in the Agreement).

Upon certain changes in control of the Company or Citizens Bank, Mr. Sorcic would be entitled to receive a lump sum payment equal to his monthly salary times the greater of twenty-four or the balance of the term under the Agreement (the "Severance Period"). Mr. Sorcic also would be entitled to receive all benefits accrued under any incentive and retirement plan of the Company and, during the Severance Period, he and his dependents would continue to be covered by all welfare plans of the Company.

Mr. Miller has an employment agreement with the Company, effective February 22, 1999, which provides for his full-time employment in his present capacity at a base compensation of $110,240 per year, or such increased amount as the Board of Directors of Citizens Bank may determine, plus fringe and health and welfare benefits. His term of employment is continuously extended so as to have a remaining term of one year, unless terminated sooner as a result of good cause or for good reason (each as defined in the Agreement).

Upon certain changes in control of the Company or Citizens Bank, Mr. Miller would be entitled to receive a lump sum payment equal to his monthly salary times the greater of twelve or the balance of the term under the agreement (the "Severance Period"). Mr. Miller also would be entitled to receive all benefits accrued under any incentive and retirement plan of the Company and, during the Severance Period, he and his dependents would continue to be covered by all welfare plans of the Company.

COMPENSATION COMMITTEE REPORT

The Company does not have a Compensation Committee of the Board of Directors. During 1999, the Board of Directors established the compensation procedures and policies and determined the compensation of the President and Chief Executive Officer of the Company. The Chief Executive Officer of the Company is also the President of Citizens Bank and, as a result, he receives compensation only from Citizens Bank for services to the Company and Citizens Bank. During 1999, the Directors' Personnel Policy and Salary Committee of Citizens Bank (the "Committee") established the compensation procedures and policies for Citizens Bank and determined the compensation of all of the executive officers of Citizens Bank. Messrs. Thomas R. Lasier, Stephen W. Samet, Craig O. Wesner and Tony J. Sorcic were members of the Committee during 1999. All decisions by the Committee are reviewed and approved by the Board of Directors of Citizens Bank.

The compensation philosophy and objectives of the Company and Citizens Bank include attracting and retaining the best possible executive talent, motivating executive officers to achieve the performance objectives of the Company and Citizens Bank, rewarding individual performance and contributions, and linking executive and shareholder interests.

Annual executive compensation consists of two components: base salary and bonus, each of which is intended to complement the other and, taken together, to satisfy the compensation objectives of the Company and Citizens Bank as the case may be. The Committee annually considers the job performance of the officers and the average salaries as published by the Illinois Bankers Association and the Bank Administrative Institute of all of those persons holding comparable positions at comparably-sized bank holding companies and banks, as the case may be, in determining each officer's base salary. The base salaries of the officers are targeted at the average base salary levels of the comparative compensation group. The banks included in the Illinois Bankers Association and Bank Administrative Institute publications are not the same as the banks quoted in The Nasdaq Stock Market.

Bonuses are awarded to the President and Chief Executive Officer of the Company and the executive officers and branch managers of Citizens Bank, based on a point system established by the Committee. These individuals earn points as a result of deposit growth, loan growth, and improvements in income, operating expenses, return on equity and/or return on deposits. The points earned determine the percentage to be paid as a bonus.

The long-term incentive utilized is the Princeton National Bancorp, Inc. Stock Option Plan. Eligible participants include all directors and employees of the Company, including the Chief Executive Officer and all executive officers of the

Company. The Plan was approved by the shareholders of the Company in 1998. With respect to options granted in 1998 and 1999, each option period is for ten (10) years and granted options only become vested over a three-year period. The number of shares covered by unexercised options held by the executive officers are shown in the table above titled "Option Exercises and Fiscal Year-End Values for the Year Ended December 31, 1999". In the opinion of the Committee and the Board of Directors, the Plan promotes the alignment of management and shareholder interests and will result in executive officers of the Company being sufficient shareholders to encourage long-term performance and Company growth.

This report is submitted on behalf of the Board of Directors of the Company: Don
S. Browning, John R. Ernat, Donald E. Grubb, Thomas M. Longman, Dr. Harold C. Hutchinson, Jr., Thomas R. Lasier, Ervin I. Pietsch, Stephen W. Samet, Tony J. Sorcic and Craig O. Wesner.

COMMON STOCK PRICE PERFORMANCE GRAPH

The following Common Stock price performance graph compares the monthly change in the Company's cumulative total shareholder returns on its Common Stock, assuming the Common Stock was purchased on January 1, 1994 and sold on December 31, 1999, with the cumulative total return of stocks included in the S & P 500 and financial stocks traded on The Nasdaq Stock Market for the same period. The amounts shown assume the reinvestment of dividends.

                Comparison of Five-Year Cumulative Total Returns
                             Performance Graph for
                        Princeton National Bancorp, Inc.


                              [PLOT POINTS CHART]

PREPARED BY THE CENTER FOR RESEARCH IN SECURITY PRICES
Produced on 02/23/2000 including data to 12/31/1999

CRSP Total Returns Index for:     12/1994  12/1995  12/1996  12/1997  12/1998  12/1999
-----------------------------     -------  -------  -------  -------  -------  -------

Princeton National Bancorp, Inc.   100.0    138.7    156.0    222.2    209.2    145.6

S&P 500 Stocks                     100.0    137.6    169.5    226.1    291.8    353.0

Nasdaq Financial Stocks            100.0    145.7    187.0    286.1    277.7    274.0
SIC 6000-6799 US & Foreign

NOTES:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 12/30/1994.

The Company's Common Stock began trading on The Nasdaq Stock Market under the symbol PNBC on May 8, 1992. Since that date, the Company's Common Stock has been lightly traded. On December 31, 1999 and February 25, 2000, the Record Date, the bid prices for the Common Stock as quoted by ABN AMRO were $11.125 and $10.375, respectively.

CERTAIN TRANSACTIONS

Several of the Company's directors and their affiliates, including corporations and firms of which they are officers or in which they or members of their families have an ownership interest, are customers of Citizens Bank. These persons, corporations and firms have had transactions in the ordinary course of business with Citizens Bank, including borrowings of material amounts, all of which, in the opinion of management, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. It is the policy of Citizens Bank not to extend credit to certain designated executive officers thereof.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon its review of Forms 3, 4 and 5 and any amendment thereto furnished to the Company pursuant to Rule 16a-3(e) of the Securities Exchange Act of 1934, as amended, and written representations from the directors and executive officers that no other reports were required, the Company is not aware of any director, officer or beneficial holder of 10% of its Common Stock that failed to file any such reports on a timely basis during 1999.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of February 25, 2000, the only persons or groups who are known to the Company to be the beneficial owners of more than 5% of the Common Stock were:


                                         AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER     BENEFICIAL OWNERSHIP   PERCENT OF CLASS
------------------------------------     --------------------   ----------------

Citizens Bank's Trust Department(1)
606 South Main Street
Princeton, Illinois 61356                             194,923              5.31%

Invista Capital Management, Inc.
699 Walnut - 1900 Hub Tower
Des Moines, Iowa  50309                               221,275              6.03%

Wellington Management Company, LLP
75 State Street
Boston, MA  02109                                     279,350              7.62%

(1) The trust department holds Common Stock in a fiduciary capacity under the nominee name of JESCO & CO. The trust department's policy is to pass the power to vote the shares held by it to the beneficiaries or co-fiduciaries of the trust accounts, unless, in certain cases, the beneficiaries or co-fiduciaries request the trust department to vote their Common Stock by proxy.

2001 ANNUAL MEETING

Any shareholder who intends to present a proposal (a "Proponent") at the 2001 Annual Meeting of Shareholders must submit the proposal in writing to the Company on or before November 6, 2000, in order for the proposal to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting. In addition, pursuant to Rule 14a- 4 of Regulation 14A under the Securities Exchange Act of 1934 and the Company's Bylaws, a shareholder must follow certain procedures to nominate persons for Director or to introduce an item of business at an Annual Meeting of Shareholders. The nomination or proposed item must be delivered to or mailed to and received no later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the anniversary of the mailing date of the proxy statement for the preceding year's annual meeting. The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the following procedures.


PROPOSED ITEM OF BUSINESS
If the notice is regarding a proposed item of business, such shareholder's notice to the Secretary of the Company must contain the following information:

As to any business the shareholder proposes to bring before the annual meeting,

-        a brief description of the business desired to be brought;
-        the reasons for conducting such business at the annual meeting;
- any material interest in such business of the shareholder; and the beneficial owner, if any, on whose behalf the proposal is made;
-        the name and address of both the shareholder and the beneficial owner;
         and
- the class and number of shares of the Company's capital stock that are owned beneficially and of record by the shareholder and the beneficial owner.

NOMINATION OF DIRECTOR
If the notice is regarding the nomination of a person for Director, such shareholder's notice to the Secretary of the Company must contain the following information:

As to each person whom the shareholder proposes to nominate for election as a director,

-        name, age, business address and residential address;
-        principal occupation or employment;
- class and number of shares of Company stock beneficially owned on the date of the notice; and
- any other information relating to the nominee that would be required to be disclosed on Schedule 13D under the Securities and Exchange Act of 1934.

As to the shareholder giving the notice,

- name and address of shareholder, and name, business and residential address of any other beneficial shareholders known by the shareholder to support the nominee; and
- class and number of shares of Company stock owned by the shareholder on the date of the notice, and the number of shares beneficially owned by other record or beneficial shareholders known by the shareholder to be supporting the nominee.

OTHER MATTERS

Management of the Company does not intend to present any other matters for action at the annual meeting, and the management has not been informed that other persons intend to present any other matters for action at the meeting. However, if any other matters should properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon, pursuant to the proxy, in accordance with the recommendation of the management of the Company.

                                       By Order of the Board of Directors,



                                       Lou Ann Birkey
                                       Assistant Vice President
                                       and Corporate Secretary

March 6, 2000

                                [LOGO] PRINCETON
                                NATIONAL BANCORP, INC.




               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 11, 2000
                     - PLEASE SIGN AND RETURN IMMEDIATELY -

The undersigned hereby appoints Lawrence DeVore, Roger Swan and John Isaacson, or any of them, as the attorneys and proxies of the undersigned, with full power of substitution, to represent and vote all shares of common stock of Princeton National Bancorp, Inc. (the "Company"), standing in the name of the undersigned at the close of business on February 25, 2000, at the Annual Meeting of Shareholders of the Company to be held at The Galleria, 1659 North Main Street, Princeton, Illinois, at 10 a.m., on Tuesday, April 11, 2000 or at any adjournment or postponement thereof, with all the powers that the undersigned would possess if personally present, on all matters coming before said meeting, as follows:

(1)  Election of directors

____ FOR all nominees listed below (other    ____ WITHHOLD AUTHORITY to vote for
     than any nominee whose name has been         all nominees listed below
     lined out)


                                 CLASS II (2003)

                                  John R. Ernat
                                 Tony J. Sorcic
                                Thomas M. Longman

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY OF THE ABOVE-NAMED NOMINEES BY LINING OUT THAT NOMINEE'S NAME.


                  (To be signed and dated on the reverse side).

(2) In their discretion, upon such other matters as may properly come before the Annual Meeting.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the nominees listed above.

Please fill in, date and sign this proxy and return it in the enclosed envelope. When signing as an executor, administrator, trustee, guardian, custodian, corporate officer or in any capacity other than individually, give your full title as such. If stock is held jointly, each joint owner should sign this proxy.


                                            ------------------------------------
                                       Date:



                                       -----------------------------------------
                                               (Shareholder's Signature)



                                       -----------------------------------------
                                               (Shareholder's Signature)


The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.